Exhibit 10.1

JOINT FILING AGREEMENT

The undersigned hereby agree that the Amendment No. 2 to the Schedule 13D with respect to the Common Stock of RAM Energy Resources, Inc., dated as of December 20, 2010, is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Date:  December 22, 2010

FS PRIVATE INVESTMENTS III LLC

By:	/s/ James L. Luikart
	Name:	Brian P. Friedman
	Title:	Managing Member

ING BARINGS GLOBAL LEVERAGED EQUITY PLAN LTD.

By:	FS Private Investments III LLC, as Manager

By:	/s/ James L. Luikart
	Name:	James L. Luikart
	Title:	Managing Member

ING BARINGS U.S. LEVERAGED EQUITY PLAN LLC

By:	FS Private Investments III LLC, as Manager

By:	/s/ James L. Luikart
	Name:	James L. Luikart
	Title:	Managing Member

ING FURMAN SELZ INVESTORS III L.P.

By:	FS Private Investments III LLC, as Manager

By:	/s/ James L. Luikart
	Name:	James L. Luikart
	Title:	Managing Member

/s/ Brian P. Friedman
Brian P. Friedman

/s/ James L. Luikart
James L. Luikart